              SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  JOHN WILEY & SONS, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


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          .......................................................

          (4) Date Filed:


          .......................................................

------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.


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John Wiley & Sons, Inc. [LOGO]                          111 River Street
                                                        Hoboken, NJ 07030
                                                        (201) 748-6000

                                                        PETER BOOTH WILEY
                                                        Chairman of the Board



                                                            August 6, 2003

TO OUR SHAREHOLDERS:

    We cordially invite you to attend the 2003 Annual Meeting of Shareholders to be held on Thursday, September 18, 2003 at 9:30 in the morning, at the Company's headquarters, 111 River Street, Hoboken, New Jersey. The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B Shareholders are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

    The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company's affairs, and encourages those entitled to vote at this Annual Meeting to take the time to do so. We hope you will attend the meeting, but whether or not you expect to be personally present, please vote your shares, either by signing, dating and promptly returning the enclosed proxy card (or, if you own two classes of shares, both proxy cards) in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting. Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Annual Meeting. If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

    Your vote is important to us, and we appreciate your prompt attention to this matter.

                                           Sincerely,

                                           PETER BOOTH WILEY
                                           Chairman of the Board

John Wiley & Sons, Inc. [Logo]                               111 River Street
                                                             Hoboken, NJ 07030
                                                             (201) 748-6000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2003

To our Shareholders:

    The Annual Meeting of Shareholders of John Wiley & Sons, Inc. (the 'Company') will be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on Thursday, September 18, 2003 at 9:30 A.M., for the following purposes:

    1. To elect a board of ten (10) directors, of whom three (3) are to be elected by the holders of Class A Common Stock voting as a class and seven (7) are to be elected by the holders of Class B Common Stock voting as a class.

    2. To ratify the appointment by the Board of Directors of the Company's independent public accountants for the fiscal year ending April 30, 2004.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record at the close of business on July 23, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    Please vote by proxy in one of these ways:

      Use the toll-free telephone number shown on your proxy card or voting instructions form (if you receive proxy materials from a broker or bank);

      Visit the Internet website at www.proxyvotenow.com/jws; or

      Mail, date, sign and promptly return your proxy card in the post-prepaid envelope provided.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                        JOSEPHINE BACCHI
                                                        Secretary

August 6, 2003
Hoboken, New Jersey

    YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY EITHER VIA THE INTERNET, BY TELEPHONE, OR BY MAIL. SIGNING AND RETURNING THE PROXY CARD, VOTING VIA THE INTERNET OR BY TELEPHONE DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Wiley & Sons, Inc. (the 'Company') of proxies to be used at the Annual Meeting of Shareholders to be held on September 18, 2003 at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock, together with the Company's Annual Report to Shareholders for the fiscal year ended April 30, 2003 ('fiscal 2003'), are being first sent or given to shareholders on August 6, 2003.

    The executive offices of the Company are at 111 River Street, Hoboken, New Jersey 07030.

                                TABLE OF CONTENTS

    Voting Securities, Record Date, Principal Holders, page 1

    Corporate Governance Principles, page 3

    Certain Information Concerning the Board, page 6

    Election of Directors, page 7

    Executive Compensation, page 11

    Performance Graph, page 14

    Report of the Audit Committee, page 18

    Proposal to Ratify Appointment of Independent Public Accountants, page 20

    Manner and Expenses of Solicitation, page 20

    Deadline for Submission of Shareholder Proposals, page 21

    Other Matters, page 21

    Audit Committee Charter, page A-1

I. VOTING SECURITIES --
   RECORD DATE --
   PRINCIPAL HOLDERS

    Only shareholders of record at the close of business on July 23, 2003 are entitled to vote at the Annual Meeting of Shareholders on the matters that may come before the Annual Meeting.

    At the close of business on July 23, 2003, there were 50,596,560 shares of Class A Common Stock, par value $1.00 per share (the 'Class A Stock'), and 11,550,364 shares of Class B Common Stock, par value $1.00 per share (the 'Class B Stock'), issued and outstanding and entitled to vote.

    The holders of Class A Stock, voting as a class, are entitled to elect three
(3) directors, and the holders of Class B Stock, voting as a class, are entitled to elect seven (7) directors. Each outstanding share of Class A and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. The presence in person or by proxy of a majority of the outstanding shares of Class A or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. All elections shall be determined by a plurality of the class of shares voting thereon. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

    The holders of the Class A and Class B Stock vote together as a single class on all other business that properly comes before the Annual Meeting, with each outstanding share of Class A Stock entitled to one-tenth (1/10) of one vote and each outstanding share of Class B Stock entitled to one vote.

    The proposal to ratify the appointment of the auditors requires approval by a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.

     The following table and footnotes set forth, at the close of business on July 23, 2003, information concerning each person owning of record, or known to the Company to own beneficially, or who might be deemed to own, 5% or more of its outstanding shares of Class A or Class B Stock. The table below was prepared from the records of the Company and from information furnished to it. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

  -----------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF
                                              CLASS OF      COMMON STOCK        PERCENT    TOTAL VOTING
               NAME AND ADDRESS                STOCK     OWNED BENEFICIALLY     OF CLASS       POWER
  -----------------------------------------------------------------------------------------------------
  E.P. Hamilton Trusts, LLC                      A              462,338            0.9%         0.3%
    965 Mission Street                           B            8,125,536           70.3%        49.0%
    San Francisco, CA(1)
  Deborah E. Wiley                               A            1,253,976            2.5%         0.8%
    111 River Street                             B               38,820            0.3%         0.2%
    Hoboken, NJ(2)(3)(4)
  Peter Booth Wiley                              A            1,224,630            2.4%         0.7%
    111 River Street                             B               12,240            0.1%         0.1%
    Hoboken, NJ(2)(3)(5)
  Bradford Wiley II                              A            1,197,602            2.4%         0.7%
    111 River Street                             B               12,240            0.1%         0.1%
    Hoboken, NJ(2)(3)
  The Bass Management Trust                      A            5,563,653           11.0%         3.3%
  and Certain Other Persons
  and Entities
  201 Main Street
  Fort Worth, TX(6)
  Private Capital Management                     A            5,022,724           10.0%         3.0%
    Naples, Fl
    Investment Manager(7)
  Pioneering Investment Management, Inc.         A            3,945,656            7.8%         2.4%
    Boston, MA
    Investment Manager(7)
  United States Trust Corporation                A            3,294,033            6.5%         2.0%
  New York, NY
  Investment Manager(7)
  Theodore L. Cross and Certain                  A            1,956,304            3.9%         1.2%
  Other Persons and Entities                     B            1,251,968           10.8%         7.5%
  200 West 57th Street
  New York, NY(8)
  -----------------------------------------------------------------------------------------------------


(1) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as members of the E.P. Hamilton Trusts, LLC established on March 12, 2003 for the purpose of investing in, owning and managing securities of John Wiley & Sons, Inc., share investment and voting power.

(2) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as general partners of a limited partnership, share voting and investment power with respect to 301,645 shares of Class A Stock. For purpose of this table, each is shown as the owner of one-third of such shares.

(3) Bradford Wiley II, Deborah E. Wiley and Peter Booth Wiley, as co-trustees, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther B. Wiley. For purposes of this table, each is shown as the owner of one-third of such shares.

(4) Includes 540 shares of Class A Stock and 8,660 shares of Class B Stock of which Ms. Wiley is custodian for minor children.

(5) Includes 2,948 shares of Class A Stock which Peter Booth Wiley has the right to acquire under an option granted under the 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001.

(6) Based on filings with the Securities and Exchange Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes The Bass Management Trust, Perry R. Bass, Nancy L. Bass, Lee M. Bass, and certain other persons.

(7) Based on filings with the Securities and Exchange Commission, including filings pursuant to Rule 13f-1 of the Securities Exchange Act of 1934, and other information deemed reliable by the Company.

(8) Based on filings with the Securities and Exchange Commission pursuant to Regulation 13D of the Securities Exchange Act of 1934, includes Theodore L. Cross, Mary S. Cross, Amanda B. Cross, Lisa W. Pownall-Gray, and the Louisville Charitable Remainder Unit Trust.
     ---------------------------------------------------------------

II. CORPORATE
    GOVERNANCE
    PRINCIPLES

    To promote the best corporate governance practices, the Company adheres to the Corporate Governance Principles ('Principles') set forth below, many of which have been in effect for more than a decade. The Board of Directors (the 'Board') and management believe that these Principles, which are consistent with the requirements of the Securities and Exchange Commission and the New York Stock Exchange, are in the best interests of the Company, its shareholders and other stakeholders, including employees, authors, customers and suppliers. The Board is responsible for ensuring that the Company has a management team capable of representing these interests and of achieving superior business performance.

1. PRIMARY DUTIES

    The Board, which is elected annually by the shareholders, exercises oversight and has final authority and responsibility with respect to the Company's affairs, except with respect to those matters reserved to shareholders. All major decisions are considered by the Board as a whole.

    The Board elects the Chief Executive Officer ('CEO') and other corporate officers, acts as an advisor to and resource for management, and monitors management's performance.

    The Board plans for the succession of the CEO. The Compensation Committee annually evaluates the CEO's performance, approves the CEO's compensation, and informs the Board of its decisions. The Board also oversees the succession process for certain other management positions, and the CEO reviews with the Board annually his assessment of key management incumbents and their professional growth and development plans. The Board also:

     a) reviews the Company's business and strategic plans and actual operating performance;

     b) reviews and approves the Company's financial objectives, investment plans and programs; and

     c) provides oversight of internal and external audit processes and financial reporting.

2. DIRECTOR INDEPENDENCE

    The Board has long held that it is in the best interests of the Company for the Board to consist of a substantial majority of independent Directors. The Board determines that a Director is independent if he or she has no material relationship, either directly or indirectly, with the Company, defined as follows:

     a) is not and has not been within the five years immediately prior to the annual meeting at which the nominees of the Board will be voted upon employed by the Company or its subsidiaries in an executive capacity;

     b) is not a significant advisor or consultant to the Company (including its subsidiaries), does not have direct, sole responsibility for business between the

        Company and a material supplier or customer, and does not have a significant personal services contract with the Company;

     c) is not, and has not been in the past five years, employed by or affiliated with a firm that provided independent audit services to the Company within the past five years;

     d) is not, and has not been in the past five years, part of an interlocking directorship involving compensation committees; and

     e) is not a member of the immediate family of Peter Booth Wiley, Bradford Wiley II and Deborah E. Wiley, or management, as listed in the Company's proxy statement.

    When determining the independence of a Director, the ownership of, or beneficial interest in, a significant amount of stock, by itself, is not considered a factor.

3. COMPOSITION OF THE BOARD

    Under the Company's By-Laws, the Board has the authority to determine the appropriate number of directors to be elected so as to enable it to function effectively and efficiently. Currently, a ten-member Board is considered to be appropriate, though size may vary. The Governance Committee makes recommendations to the Board concerning the appropriate size of the Board, as well as selection criteria for candidates. Each candidate is selected based on background, experience, expertise, and other relevant criteria, including other public and private company boards on which the candidate serves. In addition to the individual candidate's background, experience and expertise, the manner in which each board member's qualities complement those of others and contributes to the functioning of the Board as a whole are also taken into account. The Governance Committee nominates a candidate, and the Board votes on his or her candidacy. The shareholders vote annually for the entire slate of Directors.

4. DIRECTOR ELIGIBILITY

    Directors shall limit the number of other board memberships (excluding non-profits) in order to insure adequate attention to Wiley business. Directors shall advise the Chairman of the Board and the Chairman of the Governance Committee in advance of accepting an invitation to serve on a new board. Whenever there is a substantial change in the Director's principal occupation, a Director shall tender his or her resignation and shall immediately inform the Board of any potential conflict of interest. The Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation or the potential conflict of interest.

    The Board has established a retirement age of 70 for its Directors. The Board may in its discretion nominate for election a person who has attained age 70 if it believes that under the circumstances it is in the Company's best interests.

5. BOARD AND MANAGEMENT COMMUNICATION

    The Board has access to all members of management and external advisors. As appropriate, the Board may retain independent advisors.

    The CEO shall establish and maintain effective communications with the Company's stakeholder groups. The Board schedules regular executive sessions at the end of each meeting. Non-management directors meet at regularly scheduled sessions without management. The Chairman of the Board presides at these sessions.

6. BOARD ORIENTATION AND EVALUATION

    The Board annually conducts a self-evaluation to determine whether the Board as a whole and its individual members, including the Chairman, are performing effectively.

    The Board sponsors an orientation process for new Directors, which includes background materials on governance, law, board principles, financial and business history and meetings with members of management. The Board also encourages all of its Directors to take advantage of educational programs to improve their effectiveness.

7. DIRECTOR COMPENSATION

    The Governance Committee periodically reviews and recommends to the Board its members' annual retainer, which is composed of cash and stock options or grants for all non-management Directors. In determining the appropriate amount and form of director compensation, the Board regularly evaluates current trends and compensation surveys, as well as the amount of time devoted to Board and committee meetings. As a long-standing Board principle, non-management Directors receive no compensation from the Company other than for their service as Board members and reimbursement for expenses incurred in connection with attendance at meetings.

    Share ownership by each Director is encouraged. To this end, each Director is expected to own, at a date no later than three years after election to the Board, shares of common stock valued at not less than three times that Director's annual cash compensation to which the Director is entitled for Board service.

8. BOARD PRACTICES AND PROCEDURES

    The Chairman of the Board and the CEO jointly set the agenda for each Board meeting. Agenda items that fall within the scope and responsibilities of Board committees are reviewed with the chairs of the committees. Any Board member may request that an item be added to the agenda.

    Board materials are provided to Board members sufficiently in advance of meetings to allow Directors to prepare for discussion at the meeting.

    Various managers regularly attend portions of Board and committee meetings in order to participate in and contribute to relevant discussions.

9. BOARD COMMITTEES

    The Board has established four standing committees: Executive, Audit, Compensation, and Governance. The Governance Committee recommends to the Board the members and chairs for each of these committees. The Audit Committee and the Compensation Committee are composed of independent Directors only. The Audit Committee has the sole responsibility for retention and dismissal of the Company's independent auditors. The chair and membership assignments for all committees are reviewed regularly and rotated as appropriate.

    The frequency, length and agenda of meetings for each committee are determined by the chairs of the committees. As in the case of the Board, materials are provided in advance of meetings to allow members to prepare for discussion at the meeting.

    The scope and responsibilities of each committee are detailed in the committee charters, which are approved by the Board. Each committee annually reviews its charter, and the Governance Committee and the Board review all charters from time to time.

    With the permission of the chairman of the committee, any Board member may attend a meeting of any committee.

10. PERIODIC REVIEW

    The Governance Committee and the Board review these Principles annually.

    These Corporate Governance Principles and the charters for each of our committees are published on our web site at www.wiley.com, under the 'About Wiley -- Investor Relations -- Corporate Governance' captions.

III. CERTAIN
     INFORMATION
     CONCERNING
     THE BOARD

    The Board is currently composed of nine members. Two directors, Bradford Wiley II and Peter Booth Wiley, are brothers.

    The Board met eight times during fiscal 2003, and Board committees met a total of thirteen times during fiscal 2003. All incumbent directors attended at least 92% of the aggregate number of meetings of the Board and of the committees on which such director sat. Below is information regarding the current standing committees of the Board.

    Executive Committee. The Executive Committee currently consists of Mr. Marion as Chairman, and Messrs. McKinnell and Pesce. It exercises the powers of the Board as appropriate in any case where immediate action is required and the matter is such that an emergency meeting of the full Board is not deemed necessary or possible. The Committee did not meet during fiscal 2003.

    Audit Committee. The Audit Committee currently consists of Mr. Franklin as Chairman, and Messrs. Marion and Sutherland. It assists the Board in fulfilling its fiduciary responsibilities relating to the Company's financial statements, filed with the Securities and Exchange Commission, accounting policies, and the adequacy of disclosures, internal controls and reporting practices of the Company and its subsidiaries; evaluates, retains, compensates and, if appropriate, terminates the services of the independent public accounting firm which is to be engaged to audit the Company's financial statements, including reviewing and discussing with such firm their independence and whether providing any permitted non-audit services is compatible with their independence; maintains financial oversight of the Company's employees' retirement and other benefit plans; and makes recommendations to the Board with respect to such matters.

    The Board has adopted a written charter for the Audit Committee annexed to this Proxy Statement as Exhibit A. All members of the committee are independent under the rules of the New York Stock Exchange, currently applicable to the Company. The Committee met four times during fiscal 2003.

    Compensation Committee. The Compensation Committee currently consists of Dr. McKinnell as Chairman, and Messrs. Baker and Fernald. It evaluates the performance of the CEO and reports its recommendations to the Board; reviews and approves the principles and policies for compensation and benefit programs company-wide, and monitors the implementation and administration of such programs; oversees compliance with governmental regulations and accounting standards with respect to employee compensation and benefit programs; monitors executive development practices in order to insure succession alternatives for the organization; and grants options and makes awards under the Long Term Incentive Plan. The Committee met five times during fiscal 2003.

    Governance Committee. The Governance Committee currently consists of Dr. Baker as Chairman, and Messrs. Marion and B. Wiley II. It assists the Board in the selection of Board members by identifying appropriate general qualifications and criteria for directors as well as qualified candidates for election to the Board; assists the Chairman of the Board in proposing committee assignments; assists the Board in evaluating, maintaining and improving its own effectiveness; evaluates director compensation and benefits; and makes recommendations to the Board regarding corporate governance policies.

DIRECTORS'
COMPENSATION

    Our non-employee directors currently receive an annual retainer of $30,000 and committee chairmen receive an additional annual retainer of $3,000. No fees are paid for attendance at meetings. No non-employee director receives any other compensation from the Company, except for reimbursement of expenses incurred for attendance at Board meetings. Directors who are employees do not receive an annual retainer for Board or committee service.

    Under the Company's 1990 Director Stock Plan, as Amended and Restated as of June 22, 2001, (the 'Director Plan'), the Board may elect to award non-employee directors either an automatic annual award of shares of Class A Stock equal in value to 50 percent of the total cash compensation, excluding expense reimbursement, received by such non-employee directors, or a stock option in lieu of the automatic annual award, based on 150 percent of their total cash compensation, divided by the closing price of the stock on the date of the annual meeting. The total number of stock options granted to all non-employee directors in fiscal 2003 was 13,224 Class A shares at the per share market value of $21.44. Under the Director Plan, eligible directors may also elect to receive all or a portion of their cash compensation in the form of Class A Stock. Six of the seven eligible directors currently have made this election.

    Non-employee directors are also eligible to participate in the Company's Deferred Compensation Plan for Directors' Fees (the 'Deferred Plan'). The purpose of the Deferred Plan is to provide eligible directors with flexibility in their tax planning. Four directors currently participate.

INSURANCE WITH
RESPECT TO
INDEMNIFICATION
OF DIRECTORS
AND OFFICERS

    The By-Laws of the Company provide for indemnification of directors and officers in connection with claims arising from service to the Company, to the extent permitted under the New York State Business Corporation Law. The Company carries insurance in the amount of $20,000,000 with Chubb Insurance Company and the National Union Insurance Company at an annual premium of $308,000. The current policy expires on November 14, 2003.

IV. ELECTION OF
    DIRECTORS

    Ten (10) directors are to be elected to hold office until the next Annual Meeting of Shareholders, or until their successors are elected and qualified. Unless contrary instructions are indicated or the proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors. Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or the Internet voting site. THE HOLDERS OF CLASS A STOCK ARE ENTITLED TO ELECT 30% OF THE ENTIRE BOARD. AS A CONSEQUENCE, THREE (3) DIRECTORS WILL BE ELECTED BY THE HOLDERS OF CLASS A STOCK. THE HOLDERS OF CLASS B STOCK ARE ENTITLED TO ELECT SEVEN (7) DIRECTORS.

    All the nominees are currently directors of the Company, and were elected to their present terms of office at the Annual Meeting of Shareholders held in September 2002, except for Matthew S. Kissner and William B. Plummer, who have been nominated by the Board as Class B directors. Except as otherwise indicated below, all of the nominees have been engaged in their present principal occupations or in executive capacities with the same employers for more than the past five years. H. Allen Fernald, a director since 1979, is retiring from the Board in accordance with the Company's By-Laws, which provide for mandatory retirement at age 70, except in special circumstances.

    Peter Booth Wiley, William J. Pesce and Josephine Bacchi have agreed to represent shareholders submitting proper proxies by mail, via the Internet, or by telephone, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.

                DIRECTORS TO BE ELECTED BY CLASS A SHAREHOLDERS
                ----------------------------------------------------------------

 [PHOTO] Larry Franklin, a director since 1994, became Chairman of Harte-Hanks, Inc., an international direct marketing company, on April 1, 2002. Previously, he was Chairman, Chief Executive Officer and Director since May 1991; and served as President, Chief Executive Officer and Director prior to that. He is on the Board of the Southwest Foundation for Biomedical Research and a Trustee on the Board of St. Edward's University. Age 61.

 [PHOTO] Henry A. McKinnell, a director since 1996, has been Chairman of the Board and Chief Executive Officer of Pfizer, Inc., a research-based pharmaceutical firm, since May 2001. He previously served as President and Chief Executive Officer of Pfizer from January to April 2001, and was President of Pfizer's global pharmaceutical business, since January 1996. He is a Director of Pfizer, Inc.; Moody's Corporation; ExxonMobil Corporation; the Business Roundtable; Chairman of the Stanford University Graduate School of Business Advisory Council, and Chairman Emeritus of the Pharmaceutical Research and Manufacturers of America, and the Business-Higher Education Forum. He is also a Trustee of the New York Police Foundation, the New York City Public Library, and a member of the Presidential Advisory Council on HIV/AIDS. Age 60.

 [PHOTO] John L. Marion, Jr., a director since 1999, has been a general partner of Hendrie Investments LLC, an investment consulting company. Prior to that he was an investment advisor with McVeigh & Co., and has been associated with various members of the Bass family of Fort Worth, Texas since 1990. Age 42.

                DIRECTORS TO BE ELECTED BY CLASS B SHAREHOLDERS
                ----------------------------------------------------------------

[PHOTO] Warren J. Baker, a director since 1993, has been President of California Polytechnic State University since 1979 and was a Member of the National Science Board from 1985 to 1994. He was a Regent of the American Architectural Foundation from 1995 to 1998, and was Chair of the Board of Directors of the ASCE Civil Engineering Research Foundation from 1989 to 1991. He is a Fellow of the American Society of Civil Engineers; a Member of the Board of Directors of the California Council on Science and Technology; Co-Chair of the California Joint Policy Council on Agriculture and Higher Education; Board member of the National Association of State Universities and Land Grant Colleges (NASULGC); Chair of the NASULGC Commission on Information Technologies; Member of the Business-Higher Education Forum; Board Member of the Society of Manufacturing Engineers Education Foundation; and Director of Westport Innovations, Inc. Age 65.

[PHOTO] Matthew S. Kissner, a first-time nominee for director, has been Executive Vice President and Group President, Information Based Solutions and Document Messaging Technologies, Pitney Bowes, Inc. since 2001. Prior to that he was President, Small Business Solutions and Pitney Bowes Financial Services from 1999 to 2001; President, Pitney Bowes Financial Services from 1997 to 1999; and President, Pitney Bowes Credit Corporation from 1995 to 1997. Age 49.

[PHOTO] William J. Pesce has been our President and Chief Executive Officer and a director since May 1, 1998. He was previously Chief Operating Officer since May 1997; Executive Vice President, Educational and International Group since February 1996; and Vice President, Educational Publishing since September 1989. He is a Member of the Board of Overseers of The Stern School of Business at New York University; the Board of Trustees of William Paterson University; the Board of Directors of the Association of American Publishers; and is a member of the Business-Higher Education Forum. Age 52.

[PHOTO] William B. Plummer, a first-time nominee for director, has been Vice President & Treasurer of Alcoa, Inc. since 2000. Prior to that he was with Mead Corporation as President, Gilbert Paper Division during 2000; Vice President, Corporate Strategy and Planning from 1998 to 2000; Treasurer from 1997 to 1998; and Vice President, Equity Capital Group, General Electric Capital Corporation from 1995 to 1997. Age 44.

[PHOTO] William R. Sutherland, a director since 1987, retired as a Vice President, Sun Microsystems, Inc., a manufacturer of network and computing equipment, in August 2000. He was the Director of Sun Microsystems Laboratories from July 1993 to October 1998. He was previously Deputy Director since March 1991, and was Vice President and Treasurer, Sutherland Sproull & Associates, Inc., an information and technology consulting firm. He is a partner in Advanced Technology Ventures, a venture capital firm. Age 67.

[PHOTO] Bradford Wiley II, a director since 1979, was our Chairman of the Board from January 1993 until September 2002, and was an editor in Higher Education from 1989 to 1998. He was previously a newspaper journalist, viticulturist and winery manager. Age 62.

[PHOTO] Peter Booth Wiley, a director since 1984, has been our Chairman of the Board since September 2002. He is an author and journalist, and is a Member of the Board of the Friends and Foundation of the San Francisco Public Library. Age 60.

BENEFICIAL
OWNERSHIP OF
DIRECTORS AND
MANAGEMENT

    The table below shows the number of shares of the Company's Class A and Class B Stock beneficially owned by the current directors, and the executive officers named in the Summary Compensation Table on page 14 and all directors and executive officers of the Company as a group as of July 23, 2003. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 1.

-----------------------------------------------------------------------------------------------------
                                    SHARES OF                                                 PERCENT
                                   CLASS A AND     ADDITIONAL                                    OF
                                  CLASS B STOCK      SHARES                     PERCENT        TOTAL
                                  BENEFICIALLY    BENEFICIALLY                    OF          VOTING
                                    OWNED(1)        OWNED(2)     TOTALS        CLASS(1)        POWER
-----------------------------------------------------------------------------------------------------

  Warren J. Baker                   A    12,101     A     4,955    A    17,056    --            --
                                    B        --                    B        --    --            --
  Ellis E. Cousens(4)               A    32,000                    A    32,000    --            --
                                    B        --                    B        --    --            --
  H. Allen Fernald                  A    36,798     A     5,510    A    42,308    --            --
                                    B     5,440                    B     5,440    --            --
  Larry Franklin                    A    19,490     A     5,510    A    25,000    --            --
                                    B        --                    B        --    --            --
  Timothy B. King(4)                A   111,885     A   108,636    A   221,521   0.4%           --
                                    B        --                    B        --    --            --
  Stephen A. Kippur(4)              A   227,584     A   175,584    A   403,168   0.8%           --
                                    B        --                    B        --    --            --
  John L. Marion, Jr.               A    13,800     A     4,955    A    18,755    --            --
                                    B        --                    B        --    --            --
  Henry A. McKinnell                A    16,216     A     5,602    A    21,818    --            --
                                    B        --                    B        --    --            --
  William J. Pesce(4)               A   420,732     A   895,832    A 1,316,564   2.5%          0.8%
                                    B                              B        --    --
  Richard S. Rudick(4)              A   340,020     A   108,292    A   448,312   0.9%          0.3%
                                    B    56,576                    B    56,576   0.5%          0.3%
  William R. Sutherland             A    37,682     A     5,139    A    44,821    --            --
                                    B        --                    B        --    --            --
  Bradford Wiley II(5)(6)(7)(8)     A 1,351,714                    A 1,351,714   2.7%          0.8%
                                    B 2,720,752                    B 2,720,752  23.6%         16.9%
  Peter Booth Wiley(5)(6)(7)(8)     A 1,378,742     A     2,948    A 1,381,690   2.7%          0.8%
                                    B 2,720,752                    B 2,720,752  23.6%         16.9%
  All directors and executive       A 5,478,592     A 1,386,939    A 6,865,531  13.4%          4.1%
  officers as a group               B 8,250,868                    B 8,250,868  71.4%         49.7%
  (16 persons)
-----------------------------------------------------------------------------------------------------

------------------------------------------
                                  DEFERRED
                                   STOCK
                                  UNITS(3)
------------------------------------------

  Warren J. Baker                 4,384.49

  Ellis E. Cousens(4)

  H. Allen Fernald

  Larry Franklin                  5,955.17

  Timothy B. King(4)

  Stephen A. Kippur(4)

  John L. Marion, Jr.             5,570.36

  Henry A. McKinnell              6,814.58

  William J. Pesce(4)

  Richard S. Rudick(4)

  William R. Sutherland

  Bradford Wiley II(5)(6)(7)(8)

  Peter Booth Wiley(5)(6)(7)(8)

  All directors and executive
  officers as a group
  (16 persons)
------------------------------------------

(1) This table is based on the information provided by the individual directors or executives. In the table, percent of class was calculated on the basis of the number of shares beneficially owned as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, divided by the total number of shares issued and outstanding plus the number of shares of the class issuable to the individual director or executive officer pursuant to the options exercisable under the Company's stock option plans on or before September 21, 2003.

(2) Shares issuable pursuant to options exercisable under the Company's stock option plans on or before September 21, 2003.

(3) This amount represents the number of shares of Class A Common Stock credited to the participating director's account pursuant to the Deferred Compensation Plan for Directors' Fees, described on page 4. The shares will be issued upon the director's retirement.

(4) Includes Class A shares of restricted stock subject to forfeiture awarded under the Company's long-term incentive plans (see Summary Compensation Table, footnote (a), page 14) as follows: Mr. Pesce -- 153,100 shares; Mr. Cousens -- 26,000 shares; Mr. Kippur -- 44,812 shares; Mr. Rudick -- 21,582 shares; and Mr. King -- 21,715 shares.

(5) Bradford Wiley II and Peter Booth Wiley, as co-members with Deborah E. Wiley, of the E.P. Hamilton Trusts LLC, share voting and investment power with respect to 462,338 shares of Class A Stock and 8,125,536 shares of Class B Stock. For purposes of this table, each is shown as the owner of one-third of such shares.

(6) The totals shown for Bradford Wiley II and Peter Booth Wiley do not include 354,480 shares of Class B Stock which they have the right to acquire in exchange for Class A Stock from certain persons upon any proposed disposition of such Class B Stock, upon the deaths of such persons or upon termination of a trust.

(7) Bradford Wiley II and Peter Booth Wiley, as co-trustees with Deborah E. Wiley, share voting and investment power with respect to 55,072 shares of Class A Stock and 36,720 shares of Class B Stock under the Trust of Esther
     B. Wiley. For purposes of this table, each is shown as the owner of one-third of these shares.

(8) Bradford Wiley II and Peter B. Wiley, as general partners of a limited partnership with Deborah E. Wiley, share voting and investment power with respect to 301,645 shares of Class A Stock owned by the partnership. For purposes of this table, each is shown as the owner of one-third of such shares.

-------------------------------------------------------------------------------

SECTION 16(A) BENEFICIAL
OWNERSHIP REPORTING
COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2003, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

V. EXECUTIVE
   COMPENSATION

Executive Compensation Policies. The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors
(the 'Committee') composed of three independent directors. The objectives which guide the Committee in formulating its recommendations are to:

REPORT OF THE
COMPENSATION
COMMITTEE

     Attract and retain executives of the highest caliber by compensating them at levels which are competitive in the market place.

     Motivate and reward such executives based on corporate, business unit and individual performance through compensation systems and policies which include variable incentives.

     Align executives' and shareholders' interests through awards of equity components dependent upon the performance of the Company and the operating divisions, as well as the individual performance of each executive.

    Annually the Committee reviews a compensation survey as a guidepost to determine whether the Company's compensation levels and programs are competitive and meet the Committee's stated objectives. The most recent survey compiled by Towers Perrin includes publishing companies regarded as comparable and for which data are available, as well as other companies in the northeast region of the United States comparable in size to the Company. The Committee establishes and informs the Board of the total targeted compensation and the proportion of the various components of the compensation program including salary and targeted annual and long-term incentives, based upon each executive's role in the Company and level of responsibilities.

    The Committee believes that ordinarily it is in the best interest of the Company to retain flexibility in its compensation programs to enable it to appropriately reward, retain and attract executive talent necessary to the Company's success. To the extent such goals can be met with compensation that is designed to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code'), such as the Long Term Incentive Plan and the Executive Annual Incentive Plan, each approved by the shareholders in September 1999, such compensation plans will be used. However, the Committee recognizes that in appropriate circumstances, compensation that is not deductible under
Section 162(m) may be paid at the Committee's discretion.

    Annual Executive Compensation. Annual executive compensation is comprised of base salary and, if earned, a variable cash incentive. The annual incentive is based on the achievement of quantitative financial performance goals, as well as individual non-quantitative objectives. Targeted annual incentives for fiscal 2003 range from 100% of salary for Mr. Pesce and from 60% to 75% for other executives. At the beginning of each fiscal year, the Committee establishes the base salaries, the targeted incentives, the financial performance measures, and objectives on which incentives may be earned, including the threshold or minimum level of performance below which no incentives will be paid. Business unit performance measures and targets are also set for certain executives.

    At the end of the fiscal year, the Committee evaluates performance against the financial goals and individual objectives, and approves and informs the Board of the annual payout, if any, for each executive. No incentive is payable, regardless of whether individual objectives are met or exceeded, unless the threshold is reached on at least one financial measure. Payouts, if any, can range from 25% to 200% of the targeted incentive depending upon the level of the achievement of financial goals and individual objectives between threshold and outstanding levels of performance. In fiscal 2003 on a weighted average basis, performance against financial goals was at the target level.

    Long Term Executive Compensation. The long-term component of the compensation is comprised of (i) a targeted variable incentive payable in restricted performance shares, and (ii) stock option grants of Class A Stock. At the beginning of each fiscal year, a new three-year cycle begins. The Committee establishes for participants in the long-term plan the number of stock options to be granted, the targeted number of performance shares, the financial performance measures and goals, and threshold and outstanding levels of performance that must be achieved by the Company and, where relevant, the division for which the participant is responsible.


    At the end of the three fiscal-year cycle, the Committee evaluates performance against the financial goals and determines the appropriate payout in performance shares for each executive. No long-term incentive is payable unless the threshold is reached on at least one financial measure. Payouts, if any, to individual executives can range from 25% to 200% of the targeted incentive depending upon the level of aggregate achievement between the threshold and outstanding levels of financial performance.

    Option grants are generally awarded on an annual basis, have terms of ten years and generally vest as to 50% in the fourth year and 50% in the fifth year from the date of grant. All employees' stock options have exercise prices which are equal to the current market price of

Class A Stock as of the grant date. The ultimate value of the stock option grants is aligned with increases in shareholder value and is dependent upon increases in the market price per share over and above the grant price. In fiscal 2003, all executives, including Mr. Pesce, received approximately 60% of their targeted long term incentive in stock option awards.

Chief Executive Officer Compensation. Based on the Compensation Committee's performance evaluation review of Mr. Pesce, the Committee recommended and the Board approved a base salary increase for fiscal 2003 of 15.4% ($650,000 to $750,000) and an annual incentive award of $842,025, representing 53% of the total annual compensation.

    Mr. Pesce also received a long term compensation payout of 44,800 shares of restricted performance stock with the restrictions lapsing as to 50% at the end of fiscal 2004 and 2005, respectively. This payout was based on the Company's performance against earnings per share and cash flow goals. During fiscal 2003, Mr. Pesce, as part of his long term compensation plan, received a grant of options to purchase 175,000 shares of Class A Stock, exercisable as to 87,500 shares on and after April 30, 2006, and 87,500 on and after April 30, 2007, at an option price of $24.95 per share, the market price at date of grant.

    In approving the compensation, the Committee considered Mr. Pesce's overall leadership abilities; the attainment of EPS and cash flow objectives in a challenging market environment; the excellent work on acquisitions; the completion of the Company's move to its new headquarters without any business disruption; and the integration of Hungry Minds, Inc. while exceeding its earnings objectives.

    Compensation Committee

                        Henry A. McKinnell, Chairman

                   Warren J. Baker        H. Allen Fernald

PERFORMANCE GRAPH

                            [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------------------------
                                         1998      1999      2000      2001      2002      2003
                                        ---------------------------------------------------------
John Wiley & Sons, Inc. Class A         $100.00   $146.10   $124.64   $134.75   $192.20   $177.10
Dow Jones World Publishing Index         100.00    107.15    109.14    116.85    130.19    126.70
Russell 1000                             100.00    118.75    131.79    112.54     97.71     83.03
-------------------------------------------------------------------------------------------------

The above graph provides an indicator of the cumulative total return to shareholders of the Company's Class A Common Stock as compared with the cumulative total return on the Russell 1000 and the Dow Jones World Publishing Index, for the period from April 30, 1998 to April 30, 2003. The Company has elected to use the Russell 1000 Index as its broad equity market index because it is currently included in that index. Cumulative total return assumes $100 invested on April 30, 1998 and reinvestment of dividends throughout the period.

SUMMARY
COMPENSATION
TABLE

------------------------------------------------------------------------------------------------
                                                         ANNUAL COMPENSATION
                                     -----------------------------------------------------------
                                                                                    OTHER ANNUAL
NAME AND                                                                              COMPEN-
PRINCIPAL POSITION                   YEAR          SALARY           BONUS              SATION
------------------------------------------------------------------------------------------------
William J. Pesce                     2003         $753,846         $842,025           $     --
President, Chief                     2002          632,692          944,190                 --
Executive                            2001          546,538          437,989                 --
Officer and Director

Ellis E. Cousens                     2003          407,500          316,560                 --
Executive Vice President, Chief      2002          375,000          335,790            279,767
Financial and Operations Officer(c)  2001           36,058               --             95,233

Stephen A. Kippur                    2003          405,577          283,005                 --
Executive Vice                       2002          362,115          331,339                 --
President                            2001          345,577           69,943                 --
and President,
Professional/Trade

Richard S. Rudick                    2003          244,500          147,629                 --
Senior Vice President                2002          223,077          154,981                 --
and General Counsel                  2001          213,269          109,683                 --

Timothy B. King                      2003          223,885          138,296                 --
Senior Vice                          2002          203,077          148,892                 --
President,                           2001          193,077          100,943                 --
Planning &
Development
------------------------------------------------------------------------------------------------


                                                   LONG TERM COMPENSATION
                                   ----------------------------------------------------
                                                  AWARDS                        PAYOUTS
                                   ------------------------------------         -------
                                                            SECURITIES                          ALL OTHER
NAME AND                           RESTRICTED STOCK         UNDERLYING           LTIP            COMPEN-
PRINCIPAL POSITION                    AWARDS(a)             OPTION/SARS         PAYOUTS         SATION(b)
----------------------------------------------------------------------------------------------------------
William J. Pesce                      $1,098,048              175,000               --           $6,000
President, Chief                         707,560               85,000               --            5,500
Executive                                737,104              100,000               --            5,677
Officer and Director

Ellis E. Cousens                              --               50,000               --            6,600
Executive Vice President, Chief               --               35,000               --            6,490
Financial and Operations Officer(c)           --               40,000               --               --

Stephen A. Kippur                        437,945               50,000               --           11,802
Executive Vice                           156,621               27,000               --            8,706
President                                113,821               50,000               --           10,455
and President,
Professional/Trade

Richard S. Rudick                        164,707               25,000               --            6,360
Senior Vice President                     99,058               16,000               --            5,192
and General Counsel                       92,131               20,000               --            4,662

Timothy B. King                          164,707               25,000               --            6,205
Senior Vice                              106,134               16,000               --            5,483
President,                                92,131               16,000               --            4,915
Planning &
Development
----------------------------------------------------------------------------------------------------------

The above table sets forth, for the fiscal years indicated, the compensation of the CEO and the four other most highly compensated executive officers of the Company.

(a) When awards of restricted stock are made pursuant to the Company's long term incentive plans, the Committee may establish a period during which the Class A shares of restricted stock shall be subject to forfeiture in whole or in part if specified objectives or considerations are not met. Restricted stock awards were made for achievement of financial performance objectives for the respective three-year periods ended April 30, 2003, April 30, 2002 and April 30, 2001. The stock is non-voting and not eligible for dividends until the shares have been earned at the end of the three year period. Restrictions lapse as to 50% at the end of the first and second fiscal year, respectively, after the fiscal year in which earned. Restricted stock awards reflect the market value as of the fiscal year-end indicated. Aggregate restricted stock holdings as of April 30, 2003 were as follows: Mr. Pesce -- 153,100 shares valued at $3,752,481; Mr. Cousens -- 26,000 shares valued at $637,260; Mr. Kippur -- 44,812 shares valued at $1,098,342; Mr. Rudick -- 21,582 shares valued at $528,975; Mr. King --
     21,715 shares valued at $532,235.

(b) Represents matching Company contributions to the Employee Savings Plan and the Deferred Compensation Plan.

(c) Executive Vice President and Chief Financial and Operations Officer since March 19, 2001.

OPTION/SAR GRANTS IN
LAST FISCAL YEAR

--------------------------------------------------------------------------------

                                 INDIVIDUAL GRANTS(a)
---------------------------------------------------------------------------------------
                                              % OF TOTAL
                                             OPTIONS/SARS
                            NUMBER OF         GRANTED TO
                           SECURITIES         EMPLOYEES
                       UNDERLYING OPTIONS/    IN FISCAL     EXERCISE OR    EXPIRATION
NAME                      SARS GRANTED           YEAR       BASE PRICE       DATE(b)
---------------------------------------------------------------------------------------
William J. Pesce             175,000            22.4%         $24.95      June 20, 2012
Ellis E. Cousens              50,000             6.4%         $24.95      June 20, 2012
Stephen A. Kippur             50,000             6.4%         $24.95      June 20, 2012
Richard S. Rudick             25,000             3.2%         $24.95      June 20, 2012
Timothy B. King               25,000             3.2%         $24.95      June 20, 2012



                       -----------------------
                        POTENTIAL REALIZABLE
                          VALUE AT ASSUMED
                        ANNUAL RATES OF STOCK
                          APPRECIATION FOR
                             OPTION TERM
                       -----------------------
NAME                       5%          10%
----------------------------------------------
William J. Pesce       $2,745,911   $6,958,678
Ellis E. Cousens       $  784,546   $1,988,194
Stephen A. Kippur      $  784,546   $1,988,194
Richard S. Rudick      $  392,273   $  994,097
Timothy B. King        $  392,273   $  994,097

--------------------------------------------------------------------------------

The above table shows potential realizable value at assumed annual stock appreciation rates of 5% and 10% over the ten-year term of the options. The rates of appreciation are as required to be stated by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock price. Future gains, if any, will depend on actual future appreciation in the market price.

(a) The Company has in effect two shareholder approved plans, each of which relates to Class A shares: the 1991 Key Employee Stock Plan, and the Long Term Incentive Plan. The exercise price of all stock options is determined by the Committee and may not be less than 100 percent of the fair market value of the stock on the date of grant of the options. The Committee also determines at the time of grant the period and conditions for vesting of stock options. In the event of a change of control, as defined on page 18, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. No option grants have SARs associated with the grants, and no SARs were granted during fiscal 2003.

(b) Options are subject to earlier termination in certain events relating to termination of employment.

AGGREGATED
OPTION/SAR
EXERCISES IN LAST
FISCAL YEAR AND
FISCAL YEAR-END
OPTION/SAR VALUES

--------------------------------------------------------------------------------

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED
                                                               OPTIONS/SARS
                                                            AT FISCAL YEAR-END
                       SHARES ACQUIRED      VALUE       ---------------------------
NAME                     ON EXERCISE     REALIZED(a)    EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------

William J. Pesce           18,864         $  393,739      595,832        710,000
Ellis E. Cousens                0         $        0            0        125,000
Stephen A. Kippur          44,504         $  691,301      159,984        170,100
Richard S. Rudick          10,640         $  226,659       96,492         79,800
Timothy B. King            11,904         $  235,491       96,836         76,800


                          VALUE OF UNEXERCISED
                        IN-THE-MONEY OPTIONS/SARS
                          AT FISCAL YEAR-END(b)
                       ---------------------------
NAME                   EXERCISABLE   UNEXERCISABLE
--------------------------------------------------
William J. Pesce       $7,544,614     $3,572,265
Ellis E. Cousens       $        0     $  248,450
Stephen A. Kippur      $2,283,071     $  442,320
Richard S. Rudick      $1,488,730     $  191,311
Timothy B. King        $1,480,714     $  191,468

-------------------------------------------------------------------------------

The above table provides information as to options exercised by each of the named executive officers during fiscal 2003 and the value of the remaining options held by each executive officer at year end, measured using the closing price of $24.51 for the Company's Class A Common Stock on April 30, 2003.

(a)  Market value of underlying shares at exercise minus the option price.

(b) Market value of underlying shares at fiscal year-end minus the option price. These values are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise will depend upon the market price of the Class A shares relative to the exercise price per share of the stock options at the time of exercise.

LONG TERM
INCENTIVE PLANS --
AWARDS IN LAST
FISCAL YEAR

----------------------------------------------------------------------------
                               NUMBER OF              PERFORMANCE OF
                            SHARES, UNITS OR        OTHER PERIODS UNTIL
NAME                        OTHER RIGHTS(#)        MATURATION OR PAYOUT
----------------------------------------------------------------------------
William J. Pesce                 35,000        May 1, 2002 to April 30, 2005
Ellis E. Cousens                 10,000        May 1, 2002 to April 30, 2005
Stephen A. Kippur                 9,000        May 1, 2002 to April 30, 2005
Richard S. Rudick                 5,000        May 1, 2002 to April 30, 2005
Timothy B. King                   5,000        May 1, 2002 to April 30, 2005
----------------------------------------------------------------------------

---------------------------------------------------------
                               ESTIMATED FUTURE PAYOUTS
                             UNDER NON-STOCK PRICED-BASED
                                     PLANS(a)(b)
                            ------------------------------
                            THRESHOLD    TARGET    MAXIMUM
NAME                           (#)        (#)        (#)
----------------------------------------------------------
William J. Pesce              8,750      35,000    70,000
Ellis E. Cousens              2,500      10,000    20,000
Stephen A. Kippur             2,250       9,000    18,000
Richard S. Rudick             1,250       5,000    10,000
Timothy B. King               1,250       5,000    10,000
----------------------------------------------------------

Estimated future payments assuming financial performance targets are achieved under the 2003 long-term incentive compensation plan for the named executives are as indicated above.

(a) Financial performance targets and relative weighting of each target, as well as the threshold, target and outstanding levels of performance, are set at the beginning of the three-year plan cycle and include earnings per share, income and cash flow targets, as defined, for the end of the three-year period. For the fiscal 2003 long term plan, the amount of shares earned will be based on financial targets established for fiscal 2005. No long term incentive is payable unless the threshold is reached on at least one financial measure.

(b) These awards consist of restricted performance shares. The Committee may, in its discretion, direct that the payout be made wholly or partly in cash. The restricted shares would vest as to 50% on April 30, 2006 and the remaining 50% on April 30, 2007.

EXECUTIVE
EMPLOYMENT
AGREEMENTS

    In March 2003, the Company entered into revised employment agreements with Messrs. Pesce, Kippur, Cousens, Rudick and King (collectively the 'Executives'), which provide for base salaries (reflected in the Summary Compensation Table on page 14) and for benefits and incentive compensation as provided for senior officers generally, and as described in the Compensation Committee's report on page 11.

    These agreements expire in March 2005, and automatically renew for successive two year terms in the absence of notice by either party, except for Mr. Pesce's contract, which expires in March 2006, and renews for successive three year terms. In the case of a termination by the Company other than for cause (as defined), or Constructive Discharge (as defined), or the Company's failure to renew (in each case, absent a 'Change of Control' or 'Special Change of Control,' as defined), the Executive will be entitled to 36 months severance in the case of Mr. Pesce, and 18 or 24 months severance, depending on length of service, in the case of other Executives. Severance would include salary and benefits for all Executives, and for Messrs. Pesce and Kippur, prorated cash incentive payments at target levels and long-term incentives for plan cycles ending within one year after termination as was provided in the prior agreements with these two executives. In the case of a termination by the Company or a Constructive Discharge following a 'Special Change of Control' or 'Change of Control,' severance for any executive would include prorated cash incentive payments at target levels, long-term incentives for plan cycles ending within one year after termination, and accelerated vesting of stock options and restricted stock grants to Executive.

    In the event that any payment or benefit received by an Executive pursuant to the terms of an agreement would be subject to Excise Tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Company will pay the Executive an additional amount, so that the net amount retained by the Executive after payment of the Excise Tax shall not be reduced.

    All of the Executives are prohibited from competing with the Company for a period of twelve months following resignation from the Company for any reason other than a resignation for 'Good Reason' following a 'Change of Control,' as those terms are defined in the 1989 Supplemental Executive Retirement Plan (see page 17).

RETIREMENT PLAN
AND SUPPLEMENTAL
RETIREMENT PLAN

    The following table shows the estimated annual retirement benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated under the Company's tax-qualified, non-contributory defined benefit retirement plan (the 'Retirement Plan') and non-qualified supplemental retirement plan (the 'Supplemental Retirement Plan'):

--------------------------------------------------------------------
                                  YEARS OF SERVICE
AVERAGE FINAL   ----------------------------------------------------
COMPENSATION       15         20         25         30         35
--------------------------------------------------------------------
 $  100,000     $ 21,964   $ 29,285   $ 36,606   $ 43,928   $ 51,249
    200,000     $ 47,014   $ 62,685   $ 78,356   $ 94,028   $109,699
    300,000     $ 72,064   $ 96,085   $120,106   $144,128   $168,149
    400,000     $ 97,114   $129,485   $161,856   $194,228   $226,599
    500,000     $122,164   $162,885   $203,606   $244,328   $285,049
    600,000     $147,214   $196,285   $245,356   $294,428   $343,499
    700,000     $172,264   $229,685   $287,106   $344,528   $401,949
    800,000     $197,314   $263,085   $328,856   $394,628   $460,399
    900,000     $222,364   $296,485   $370,606   $444,728   $518,849
  1,000,000     $247,414   $329,885   $412,356   $494,828   $577,299
  1,100,000     $272,464   $363,285   $454,106   $544,928   $635,749
  1,200,000     $297,514   $396,685   $495,856   $595,028   $694,199
  1,300,000     $322,564   $430,085   $537,606   $645,128   $752,649
  1,400,000     $347,614   $463,485   $579,356   $695,228   $811,099
--------------------------------------------------------------------

    Benefits shown above are computed as a single life annuity beginning at age 65 and are not subject to any deduction for offset amounts. The Retirement Plan provides for annual normal retirement benefits equal to 1.17% of average final compensation, not in excess of covered compensation, plus 1.67% of average final compensation in excess of covered compensation, times years of service not to exceed 35.

    Average final compensation is the participant's average annual compensation (taking into account 100% of the base pay plus 50% of incentive compensation and overtime pay, but not including any other compensation included in the Summary Compensation Table) during the highest three consecutive years ending December 31, 1997, except for participants joining the Company after 1997, in which case it is during the first three years of employment (subject to certain limitations on compensation under the Code with respect to tax-qualified plans). The Company may, but is not required to, update from time to time the three-year period used to determine average final compensation.

    Covered compensation under the Retirement Plan is the average of the taxable wage base in effect under the Social Security Act over the 35 year period ending with the year the employee reaches his or her social security retirement age (but excluding any increases in the taxable wage base after 1997). The Supplemental Retirement Plan provides benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on tax-qualified plan benefits. Average final compensation and covered compensation are determined under the Supplemental Retirement Plan in the same manner as under the Retirement Plan, except that a participant's compensation is not subject to the limitations under the Internal Revenue Code. Years of service under the Retirement Plan and Supplemental Retirement Plan are the number of years and months, limited to 35 years, worked for the Company and its subsidiaries after attaining age 21.

    The years of service for Messrs. Pesce, Cousens, Kippur, Rudick and King under the Retirement Plan and Supplemental Retirement Plan as of April 30, 2003 (rounded to the nearest year), are 14, 2, 24, 25 and 16, respectively. Average final compensation under the Retirement Plan and the Supplemental Retirement Plan for Messrs. Pesce, Cousens, Kippur, Rudick and King as of April 30, 2003 was $363,612, $545,135, $340,502, $213,589 and $221,972, respectively.

1989 SUPPLEMENTAL
EXECUTIVE RETIREMENT
PLAN

    The participants under the 1989 Supplemental Executive Retirement Plan ('SERP'), as amended by the Board on June 22, 2001, are executives of the Company or its affiliates listed on a schedule to the plan, as amended from time to time.

    The basic SERP benefit (the 'primary benefit') consists of ten annual payments commencing on retirement (at or after age 65) determined by multiplying the participant's base salary rate at retirement by 2.5, reducing the result by $50,000 and dividing the remainder by five. The plan also provides for an alternative early retirement benefit for participants who retire after age 55 with five years of service, a reduced payment for participants whose employment is terminated prior to age 65 other than on account of death (and who do not qualify for early retirement), and a survivor benefit for the beneficiaries of a participant who dies prior to age 65 while employed by the Company or an affiliate.

    The estimated annual benefits under SERP payable over ten years upon retirement at age 65 for Messrs. Pesce, Cousens, Kippur, Rudick and King are $1,500,100, $562,100, $384,400, $125,000 and $126,500, respectively.

    SERP provides the participants with a guaranteed total annual retirement benefit beginning at age 65 for ten years (taking into account retirement benefits under the Company's Retirement Plan, referred to above, the Supplemental Retirement Plan and the primary benefit under SERP) of 50% to 65% (depending on the executive's position with the Company) of average compensation over the executive's highest three consecutive years. Under certain circumstances, if a participant works for a competitor within 24 months following termination of employment, no further payments would be made to the participant under SERP.

    SERP also provides that following a change of control (defined in the same manner as under the Company's stock option plans discussed below) and the termination of the participant's employment without cause as defined, or a termination by the participant for good reason as defined, the participant is entitled to a lump sum payment of the then present value of his benefits under SERP computed as if the participant had attained age 65 on the date of his termination.

STOCK OPTIONS,
PERFORMANCE STOCK,
AND RESTRICTED STOCK

    Under the Long Term Incentive Plan (the 'Plan'), qualified employees are eligible to receive awards that may include stock options, performance stock awards and restricted stock awards as described in footnote (a) of the Summary Compensation Table. No more than 8,000,000 shares may be issued over the life of the Plan, and no incentive stock option may be granted after June 22, 2009.

    Upon a 'change of control,' as defined, all outstanding options shall become immediately exercisable up to the full number of shares covered by the option. The Committee shall specify in a performance stock award whether, and to what effect, in the event of a change of control, an employee shall be issued shares of common stock with regard to performance stock awards held by such employee. Following a change of control, all shares of restricted stock which would otherwise remain subject to restrictions shall be free of such restrictions.

    A change of control is defined as having occurred if either (a) any 'person' hereafter becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's then outstanding shares of Class B Stock (and such person did not have such 25% or more beneficial ownership on January 1, 1989) and the number of shares of Class B Stock so owned is equal to or greater than the number of shares of Class B Stock then owned by any other person; or (b) individuals who constituted the Board of Directors on January 1, 1991 (the 'incumbent board') cease for any reason to constitute at least 64% of the full board. Any person becoming a director subsequent to such date whose election or nomination for election by the Company's shareholders was approved by a vote of at least 64% of the directors comprising the incumbent board shall be considered as though such person was a member of the incumbent board. The term 'person' includes any individual, corporation, partnership, group, or association other than the Company, an affiliate of the Company, or any ESOP or other employee benefit plan sponsored or maintained by the Company or any affiliate.

VI. REPORT OF THE
    AUDIT COMMITTEE

    The following is the report of the Audit Committee of John Wiley & Sons, Inc. with respect to the Company's audited financial statements for the fiscal year ended April 30, 2003.

    The Audit Committee is responsible for oversight of the Company's accounting, auditing and financial reporting process on behalf of the Board of Directors. The Committee consists of three members who, in the judgment of the Board of Directors, are independent and financially literate, as those terms are defined by the Security and Exchange Commission (the 'SEC') and the listing standards of the New York Stock Exchange (NYSE). The Board of Directors has determined that at least one member of the Committee satisfies the financial expertise requirements and has the requisite experience to be designated an 'audit committee financial expert' as that term is defined by the rules of the SEC and NYSE. On June 19, 2003, the Company adopted a revised charter for the Audit Committee, annexed to this Proxy Statement as Exhibit A.

    Management has the primary responsibility for the financial statements and the reporting process, including internal accounting and disclosure controls. The Committee is responsible for the oversight of these processes. In this fiduciary capacity the Committee has held discussions with management and the independent auditors regarding the fair and complete presentation of the Company's results for the fiscal year ended April 30, 2003. Management has represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted U.S. accounting principles. The Committee has discussed with the independent auditors significant accounting principles and judgments applied by management in preparing the financial statements as well as alternative treatments. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Audit Committee reviewed the overall audit scope and plans of both the internal and independent auditors. The independent auditors provided the Audit Committee with written disclosures and the letter required by Independence Standards Board No.1 (Independence Discussions With Audit Committees) and the Audit Committee discussed with the independent auditors their independence.

    The Committee also considers whether providing non-audit services is compatible with maintaining the auditor's independence. The Audit Committee has adopted a policy of pre- approving all audit and non-audit services performed by the independent auditors. The Audit Committee has also established a procedure whereby persons with complaints or concerns about accounting internal control or auditing matters may contact the Audit Committee.

    Based upon the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2003, as filed with the SEC.

                                 Audit Committee

    Larry Franklin, Chairman, John L. Marion, Jr., William R. Sutherland

FEES OF INDEPENDENT AUDITOR

Audit Fees

    Total aggregate fees billed by KPMG LLP ('KPMG') for professional services in connection with the audit and review of the Company's Consolidated Financial Statements, statutory audits of the Company's international subsidiaries and consultation regarding financial accounting and reporting standards were $789,000 and $472,000 in fiscal years 2003 and 2002, respectively.

Audit Related Fees

    The aggregate fees billed for audit related services, including due diligence related to acquisitions, employee benefit plan audits and consultation on acquisitions were $83,000 and $55,000 in fiscal years 2003 and 2002, respectively.

Tax Fees

    The aggregate fees billed for services rendered by KPMG tax personnel, except those services specifically related to the audit of the financial statements, were $320,000 and $-0- in fiscal years 2003 and 2002, respectively. Such services include tax planning, tax return reviews, advice related to acquisitions, tax compliance and compliance services for expatriate employees.

    The Audit Committee has advised the Company that in its opinion the non-audit services rendered by KPMG LLP are compatible with maintaining their independence.

All Other Fees

    No other fees were billed by KPMG, except as reported above, in fiscal years 2003 and 2002.

VII. PROPOSAL TO RATIFY
     APPOINTMENT OF
     INDEPENDENT
     PUBLIC
     ACCOUNTANTS

    The Audit Committee is responsible for the appointment, compensation and oversight of the independent auditor. On June 18, 2003, the Audit Committee appointed KPMG LLP ('KPMG') as the Company's independent auditors for fiscal year 2004. Although the Company is not required to do so, we are submitting the selection of KPMG for ratification by the shareholders because we believe it is a matter of good corporate practice.

    The Audit Committee, in its discretion may change the appointment at any time during the year if it determines that such a change is in the best interests of the Company and its shareholders. Representatives of KPMG are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

    The Audit Committee considered whether the provision of the services other than audit services referred above is compatible with the maintenance of the principal accountant's independence.

    Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual
Meeting:

    'RESOLVED, that the appointment by the Audit Committee of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2004, be, and it hereby is, ratified.'

    The affirmative vote of a majority of the votes cast (each share of Class A Stock being accorded one-tenth of one vote and each share of Class B Stock being accorded one vote) is necessary for the adoption of the proposal. In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Audit Committee in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2004 will be permitted to stand unless the Audit Committee finds other good reason for making a change. If the proposal is adopted, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if it believes that such a change would be in the best interests of the Company and its shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

VIII. MANNER AND
      EXPENSES OF
      SOLICITATION

    Since many of our shareholders are unable to attend the Annual Meeting, the Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

    Shareholders of record can vote and save the Company expense by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders' instructions have been recorded properly. A Control Number, located on the proxy card, will identify shareholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

    If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures.

    If you do vote by Internet or telephone, it will not be necessary to return your proxy card. If you do not choose to vote using these two options, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board.

    If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person, his or her shares will not be voted. Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

    The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

IX. DEADLINE FOR
   SUBMISSION OF
   SHAREHOLDERS
   PROPOSALS

    If a shareholder intends to present a proposal for action at the 2004 Annual Meeting and wishes to have such proposal considered for inclusion in our proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by April 11, 2004. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

    If a shareholder submits a proposal outside of Rule 14a-8 for the 2004 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by our By-Laws, then the Company's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Company's Board to vote on the proposal.

    Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and nominations of individuals for election to the Board. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the Secretary of the Company no later than May 21, 2004, and must contain specified information and conform to certain requirements, as set forth in greater detail in the By-Laws. If the Company's presiding officer at any shareholders' meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, the Company may disregard such proposal or nomination.

    Proposals and nominations should be addressed to Corporate Secretary, John Wiley & Sons, Inc., 111 River Street, Hoboken, New Jersey 07030.

X. OTHER MATTERS

    The Company has not received notice from any shareholder of its intention to bring a matter before the 2003 Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.

    The Annual Report to Shareholders was mailed together with this Proxy Statement to shareholders beginning on August 6, 2003.

    THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 2003, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO JOSEPHINE BACCHI, SECRETARY, JOHN WILEY & SONS, INC., 111 RIVER STREET, HOBOKEN, NEW JERSEY 07030.

    IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY, WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. THE PROXY MAY BE REVOKED AT ANY TIME BY YOU BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.

                                 BY ORDER OF THE BOARD OF DIRECTORS
                                          JOSEPHINE BACCHI
                                          Secretary

Hoboken, New Jersey
August 6, 2003

                                                                       EXHIBIT A

                            JOHN WILEY & SONS, INC.
                                AUDIT COMMITTEE
                                    CHARTER

    The Board of Directors of John Wiley & Sons, Inc. (the 'Company') has established an Audit Committee (the 'Committee') with authority, responsibility and specific duties as described in this charter. The Committee shall review and reassess the adequacy of this charter at least annually and report its conclusion and any recommendations to the Board of Directors.

PURPOSE

    The Committee assists the Board of Directors in fulfilling its fiduciary oversight responsibilities relating to the Company's financial statements, accounting policies, the adequacy of disclosures, the Company's compliance with legal and regulatory requirements, the financial reporting process, the systems of internal accounting and financial controls, and the sufficiency of auditing relative thereto. The Committee also maintains financial oversight of the Company's retirement and other benefit plans.

    The Committee is responsible for evaluating the quality, independence and objectivity of the independent auditors and internal auditors. It is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. The opportunity for the independent auditors and the internal auditors to meet with the entire Board of Directors is not to be restricted. The Committee is to ensure that the independent auditors are ultimately accountable to it. The Committee has the ultimate authority and responsibility to evaluate and appoint the independent auditors, determine their compensation and, if appropriate, to terminate the independent auditors.

    In discharging its oversight role, the Committee is granted the authority to investigate any activity of the Company and its subsidiaries, and all employees shall be directed to cooperate as may be requested by members of the Committee. If the Committee determines that additional expertise is required in order to fulfill its responsibilities, the Committee is empowered to retain and compensate persons or firms as necessary to assist the Committee in fulfilling its responsibility.

MEMBERSHIP

    The Committee shall consist of three or more members of the Board of Directors including at least one member elected by the Class A Shareholders. All Committee members must be independent of management and the Company and shall be financially literate in accordance with the applicable SEC and NYSE regulations and policies. At least one member of the Committee shall, in the judgment of the Board, be a 'Financial Expert' as the term as defined by the SEC. Consistent with the Company's policy for all directors, Committee members receive no compensation from the Company, except for retainer fees and reimbursement of expenses in connection with Board and Committee service.

MEETINGS

    The Committee will meet at least four times each year, with additional meetings as necessary to fulfill its responsibilities.

RESPONSIBILITIES

    The following are the principal recurring duties of the Committee:

     1. Request from the independent auditors at least annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independent Standards Board Standard No. 1, as may be modified or supplemented; discuss with the independent auditors any such disclosed relationships, including non-audit services, and their impact on the auditors' independence; and take action, if appropriate, in response to the independent auditors' statement in order to satisfy itself of the auditors' independence.

     2. Select, and retain the services of, the Company's independent auditor, which will be subject to the shareholders' ratification, and terminate their services when appropriate.

     3. Review the scope and results of the annual audit with the independent auditor.

     4. Pre-approve 'permitted' audit and non-audit services, as defined by the SEC.

     5. Establish policies for the hiring of employees and former employees of the independent auditor.

     6. Review and discuss with the internal auditors the overall scope and plans for their audits and determine whether the internal audit function has the appropriate resources and expertise.

     7. Review and discuss with management, the internal auditors, and the independent auditors, the adequacy and effectiveness of the Company's internal accounting and financial controls, the quality of the financial and accounting personnel, and any relevant recommendations and management's responses thereto.

     8. Discuss Company policies with respect to risk assessment and risk management, review contingent liabilities and risks that may be material to the Company, and review major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

     9. Make, or cause to be made, all necessary inquiries of management, the independent auditors and the internal auditors concerning established standards of corporate conduct and performance and deviations there from. Annually, a report relative to compliance with the Company's code of business conduct is to be furnished to the Committee.

    10. Establish procedures for the confidential and anonymous receipt and treatment of complaints regarding the Company's accounting, internal controls and audit matters.

    11. Review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters that are required to be communicated to the Committee by the independent auditors in accordance with Statement on Auditing Standards No. 71, as modified or supplemented. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

    12. Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the consistency of accounting policies, unusual transactions, the reasonableness of significant estimates and judgments, the clarity and completeness of the disclosures in the financial statements, and any other matters required to be discussed by the Statement on Auditing Standards No. 61, as modified or supplemented. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors, including any disagreements with management.

    13. Recommend to the Board of Directors whether the audited financial statements are satisfactory to be included in the Company's Annual Report on Form 10-K.

    14. Review and reassess, at least annually, the adequacy of this charter and report its conclusion and any recommendations to the Board of Directors.

    15. Prepare an annual report for inclusion in the Company's annual proxy statement as required by the rules of the Securities and Exchange Commission.

    16. Review its own performance annually and report to the Board.

    17. Review and evaluate the financial condition of the Company's retirement and other benefit plans.

Approved by the Board of Directors
John Wiley & Sons, Inc.
June 19, 2003

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               [JOHN WILEY LOGO]

                                                                      Appendix 1


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 18, 2003, 9:30 A.M., Eastern Daylight Savings Time.

                                 CLASS A SHARES




            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

-------------------------------------------------------------------------------

          JOHN WILEY & SONS, INC.-- ANNUAL MEETING, SEPTEMBER 18, 2003

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-860-0384 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

2. Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

                                       or
                                       --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                               [Logo]  Printed on recycled paper

      The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposal 2.


                                                                               Please mark your
                                                                               votes as indicated
                                                                               in this example    [X]

1.   The election as directors of all                              For All
     nominees listed below, except as        For      Withhold     Except
     marked to the contrary.                 [ ]        [ ]          [ ]

     (01) Larry Franklin
     (02) Henry A. McKinnell
     (03) John L. Marion, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) in the space provided below.

-------------------------------------------------------------------------------
2.   Proposal to ratify the appointment         For      Against      Abstain
     of KPMG LLP as independent accountants.    [ ]        [ ]          [ ]


                                               CLASS A SHARES

                                               Will attend Annual Meeting  [ ]


                                      --------
Please be sure to sign and date         Date
this Proxy in the box below.



---------------------------              -------------------------------
   Shareholder sign above                 Co-holder (if any) sign above



     The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

       * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE
                            INSTRUCTIONS BELOW * * *

-------------------------------------------------------------------------------

       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, September 17, 2003.


Vote by Telephone
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone 1-866-860-0384.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-866-860-0384.

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.

Your vote is important!
Call 1-866-860-0384 anytime!


Vote by Internet
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website https://www.proxyvotenow.com/jws

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.


Your vote is important!
Go to https://www.proxyvotenow.com/jws

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

                                                                      Appendix 2

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      JOHN WILEY & SONS, INC.

                  PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 18, 2003, 9:30 A.M., Eastern Daylight Savings Time.

                             CLASS B SHARES

          PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                 IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                  VOTE VIA THE INTERNET OR BY TELEPHONE.

      (Continued, and to be marked, dated and signed, on the other side)

                        FOLD AND DETACH HERE
--------------------------------------------------------------------------------

        JOHN  WILEY & SONS, INC. -- ANNUAL MEETING, SEPTEMBER 18, 2003

                       YOUR VOTE IS IMPORTANT!

                You can vote in one of three ways:

1. Call toll free 1-866-860-0384 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                 or
                                 --

2. Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

                                or
                                --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

             PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                                [Logo] Printed on recycled paper

          The Board of Directors recommends a vote "FOR" all nominees           Please mark your
                        and "FOR" Proposal 2.                                   votes as indicated
                                                                                in this example     [X]

                                                        With-   For All
1. The election as directors of all nominees      For   hold    Except
   listed below, except as marked to the          [ ]   [ ]       [ ]
   contrary.


(01) Warren J. Baker            (02) Matthew S. Kissner
(03) William J. Pesce           (04) William B. Plummer
(05) William R. Sutherland      (06) Bradford Wiley II
(07) Peter Booth Wiley

INSTRUCTION:To withhold authority to vote for any nominee(s), mark "For All Except"and write that nominee(s') name(s) in the space provided below.

------------------------------------------------------
                                                For   Against   Abstain
2. Proposal to ratify the appointment of KPMG   [ ]     [ ]       [ ]
   LLP as independent accountants.

                                                                  CLASS B SHARES

                                                 Will attend Annual Meeting [  ]

                                         ----------
Please be sure to sign and date this        Date
Proxy in the box below.


-----------------------------   -------------------------------
Shareholder sign above          Co-holder (if any) sign above

The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         *** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                           THE INSTRUCTIONS BELOW ***

--- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, September 17, 2003.

Vote by Telephone

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-866-860-0384.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-866-860-0384.

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.


Your vote is important!
Call 1-866-860-0384 anytime!


Vote by Internet

It's fast, convenient, and your
vote is immediately confirmed and
posted.


Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website https://www.proxyvotenow.com/jws

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.



Your vote is important!
Go to https://www.proxyvotenow.com/jws

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

                                                                     Appendix 3

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

         The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 18, 2003, 9:30 A.M., Eastern Daylight Savings Time.

                                      401K

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE
-------------------------------------------------------------------------------

          JOHN WILEY & SONS, INC. -- ANNUAL MEETING, SEPTEMBER 18, 2003

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-860-0384 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

2. Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

                                       or
                                       --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                                [Logo] Printed on recycled paper

      The Board of Directors recommends a vote "FOR" all nominees and "FOR"     Please mark your
                             Proposal 2.                                        votes as indicated
                                                                                in this example    [X]

1. The election as directors of all                         For All
   nominees listed below, except       For     Withhold     Except
   as marked to the contrary.          [ ]        [ ]         [ ]

   (01) Larry Franklin
   (02) Henry A. McKinnell
   (03) John L. Marion, Jr.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) in the space provided below.

------------------------------------------------------------------------------

                                                   For    Against   Abstain
2. Proposal to ratify the appointment of KPMG      [ ]      [ ]       [ ]
   LLP as independent accountants.

                                      401K

                                                Will attend Annual Meeting [ ]


                                         -----------------
Please be sure to sign and date                Date
this Proxy in the box below.


---------------------------  -------------------------------
   Shareholder sign above     Co-holder (if any) sign above

     The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2 except for the John Wiley & Sons 401(K) retirement plan participants, which shares will be voted in accordance with the terms of the plan.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

       * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE
                            INSTRUCTIONS BELOW * * *

-------------------------------------------------------------------------------

       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, September 17, 2003.

Vote by Telephone
-----------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone
Phone 1-866-860-0384.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-866-860-0384.

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.

Your vote is important!
Call 1-866-860-0384 anytime!

Vote by Internet
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website https://www.proxyvotenow.com/jws

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.

Your vote is important!
Go to https://www.proxyvotenow.com/jws


IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.


FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER

                                                                   Appendix 4

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            JOHN WILEY & SONS, INC.

                         PROXY/VOTING INSTRUCTION CARD

     The undersigned hereby appoints Peter Booth Wiley, William J. Pesce and Josephine Bacchi as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. and any and all adjournments thereof, to be held at the Company's headquarters, 111 River Street, Hoboken, New Jersey, on September 18, 2003, 9:30 A.M., Eastern Daylight Savings Time.

                          EMPLOYEE STOCK PURCHASE PLAN

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                               FOLD AND DETACH HERE
--------------------------------------------------------------------------------

          JOHN WILEY & SONS, INC.-- ANNUAL MEETING, SEPTEMBER 18, 2003

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Call toll free 1-866-860-0384 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or
                                       --

2. Via the Internet at https://www.proxyvotenow.com/jws and follow the instructions.

                                       or
                                       --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS


                                                [Logo] Printed on recycled paper

               The Board of Directors recommends a vote "FOR" all               Please mark your
                         nominees and "FOR" Proposal 2.                         votes as indicated
                                                                                in this example     [X]

1.   The election as directors of all                           With-      For All
     nominees listed below, except as marked            For     hold       Except
     to the contrary.                                   [ ]      [ ]         [ ]


(01) Larry Franklin
(02) Henry A. McKinnell
(03) John L. Marion, Jr.

INSTRUCTION:To withhold authority to vote for any nominee(s), mark "For All Except"and write that nominee(s') name(s) in the space provided below.


-----------------------------------------------

2.   Proposal to ratify the appointment               For    Against     Abstain
     of KPMG LLP as independent accountants.          [ ]      [ ]         [ ]


                                                  Employee Stock Purchase Plan


                                                  Will attend Annual Meeting [ ]

                                      ------
Please be sure to sign and             Date
date this Proxy in the box below.


-----------------------                 ------------------------------
Shareholder sign above                  Co-holder (if any) sign above


The Proxies are directed to vote as specified, and in their discretion on all other matters which may come before the meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" the Election of Directors and "FOR" Proposal 2.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         * * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW * * *

--------------------------------------------------------------------------------
       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, September 17, 2003.

Vote by Telephone

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-866-860-0384.


Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-866-860-0384.

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.

Your vote is important!
Call 1-866-860-0384 anytime!

Vote by Internet
It's fast, convenient, and your vote is
immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website https://www.proxyvotenow.com/jws

3. Enter your 9 digit Control Number located on your Proxy Card below.

4. Follow the recorded instructions.

Your vote is important!
Go to https://www.proxyvotenow.com/jws


IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING
BY TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE,
INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.


FOR TELEPHONE/INTERNET VOTING:
CONTROL NUMBER